UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2018

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 18, 2018, Novavax, Inc. (the “Company”) and Cadila Pharmaceuticals Ltd., a company incorporated under the laws of India (“Cadila”) entered into a Second Amended and Restated Joint Venture Agreement (the “Amended Joint Venture Agreement”) for CPL Biologicals Private Limited (“CPLB”), pursuant to which the Company and Cadila amended and restated certain terms related to the first amended and restated joint venture agreement for CPLB. CPLB concurrently entered into Second Amended and Restated Product License Agreements with both the Company and Cadila (the “License Agreements”) as parts of the Amended Joint Venture Agreement.

The Amended Joint Venture Agreement and License Agreements (the “Agreements”) permit, among other things, CPLB to develop and commercialize certain Cadila biological products and to develop certain products using Novavax’ nanoparticle vaccine production, antigen specific seed development, protein expression, and cloning system technology. The Agreements also clarify the Company’s rights of first negotiation with respect to any products CPLB develops and/or commercializes using the Company’s technology, and CPLB’s rights of first negotiation with respect to certain products developed and/or commercialized by the Company. In addition, the Agreements provide for the initial development by the Company on behalf of CPLB of four vaccine candidate seeds to be mutually determined. The Agreements do not change either the ownership rights of the Company or Cadila in CPLB, nor does it change the percentage of ownership the Company and Cadila each have in CPLB.

The above descriptions of the Amended Joint Venture Agreement and License Agreements are qualified in their entirety by reference to the Amended Joint Venture Agreement and License Agreement with the Company, which will be filed with the Securities and Exchange Commission as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: July 24, 2018